Exhibit 99.1

Twenty One to Begin Trading on NYSE Under Ticker “XXI” with over 43,500 Bitcoin in Holdings after Successful Completion of Business Combination

Bitcoin-native public company, co-founded by Tether and Jack Mallers and backed by Bitfinex and SoftBank Group, completes business combination with Cantor Equity Partners

AUSTIN, Texas -- Twenty One Capital, Inc. (“Twenty One”), a Bitcoin-native company, today announced the completion of its business combination (the “Business Combination”) with Cantor Equity Partners, Inc. (“CEP”). Twenty One’s Class A common stock will begin trading on the New York Stock Exchange (“NYSE”) on December 9, 2025, under the ticker “XXI.”

Twenty One is majority-owned by Tether Investments, S.A. de C.V. (“Tether”), the world’s largest stablecoin issuer, and Bitfinex, with significant minority ownership by SoftBank Group Corp. (“SoftBank Group”), one of the world’s leading investment holding companies.

Twenty One holds over 43,500 Bitcoin, making it the world’s third largest public corporate holder of Bitcoin. Twenty One pairs this treasury with an operating business focused on building out Bitcoin-native financial services, capital markets advisory, lending, and educational media designed to accelerate Bitcoin’s integration into the global financial system.

“Bitcoin is honest money. That's why people choose it, and that's why we built Twenty One on top of it.” said Jack Mallers, Co-Founder and CEO of Twenty One. “Listing on the NYSE is about giving Bitcoin the place it deserves in global markets and giving investors the best of Bitcoin: its strength as a reserve and the upside of a business built on it.”

Twenty One has committed to operating with public-market transparency from day one, including publishing on-chain proof of its Bitcoin holdings at https://xxi.mempool.space to allow real-time verification by shareholders. Twenty One is a Bitcoin-native company that will strategically allocate capital to increase Bitcoin per share. Twenty One intends to develop a corporate architecture capable of supporting financial products built with and on Bitcoin. This includes native lending models, capital market instruments, and future innovations that will replace legacy financial tools with Bitcoin-aligned alternatives. This approach is designed to give public-market investors exposure to disciplined Bitcoin accumulation within a purpose-built operating structure.

Alongside its accumulation strategy, Twenty One plans to build a set of Bitcoin-centric operating businesses intended to generate recurring revenue and expand institutional engagement with Bitcoin. Efforts will focus on educational content and branded media to support Bitcoin literacy, as well as the rollout of Bitcoin-aligned alternatives to legacy financial services offerings. These business lines would create complementary income streams that reinforce Twenty One’s Bitcoin strategy and broaden the market infrastructure built around the asset.

The Business Combination includes private investment in public equity (“PIPE”) transactions of a $486.5 million senior convertible notes PIPE and approximately $365 million of common equity PIPEs.

Skadden, Arps, Slate, Meagher & Flom (UK) LLP acted as counsel to Tether. Ellenoff Grossman & Schole LLP acted as counsel to CEP. Sullivan & Cromwell LLP acted as counsel to SoftBank Group.

Cantor Fitzgerald & Co. acted as financial and capital markets advisor to CEP and served as placement agent for the senior convertible notes PIPE and common equity PIPEs.

About Twenty One Capital, Inc.

Twenty One is a newly formed operating company focused exclusively on Bitcoin-related business lines that, among other things, offer shareholders a differentiated opportunity to gain exposure to Bitcoin through the equity markets. With a Bitcoin-native operating structure and a strategy designed to deliver long-term value, Twenty One intends to become a leading vehicle for capital-efficient Bitcoin accumulation and related business development.

About Tether and USD₮

Tether is a pioneer in the field of stablecoin technology, driven by an aim to revolutionize the global financial landscape. With a mission to provide accessible and efficient financial, communication, artificial intelligence, and energy infrastructure. Tether enables greater financial inclusion, and communication resilience, fosters economic growth, and empowers individuals and businesses alike.

As the creator of the largest, most transparent, and liquid stablecoin in the industry, Tether is dedicated to building sustainable and resilient infrastructure for the benefit of underserved communities. By leveraging cutting-edge blockchain and peer-to-peer technology, it is committed to bridging the gap between traditional financial systems and the potential of decentralized finance.

About SoftBank Group

The SoftBank Group invests in breakthrough technology to improve the quality of life for people around the world. The SoftBank Group is comprised of SoftBank Group Corp. (TOKYO: 9984), an investment holding company that includes stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers, as well as a majority stake in Arm, which is building the future of computing; and the SoftBank Vision Funds, which are investing to help transform industries and shape new ones.

About Cantor Equity Partners, Inc.

CEP was a special purpose acquisition company sponsored by an affiliate of Cantor Fitzgerald. Cantor Fitzgerald, with more than 14,000 employees, is a leading global financial services and real estate services holding company and a proven and resilient leader for more than 79 years.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including expectations, intentions, plans, prospects regarding CEP, Twenty One and the Business Combination and the related senior convertible secured notes PIPE and common equity PIPEs (the “PIPE Offerings” and, together with the Business Combination, the “Proposed Transactions”) and statements regarding the anticipated commencement of trading on the NYSE and Twenty One’s vision and business strategy. These forward-looking statements are generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to, the failure of Twenty One to maintain the listing of its shares of Class A common stock; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Twenty One’s anticipated operations and business; the risk that the anticipated benefits of the Business Combination may not be realized, the highly volatile nature of the price of Bitcoin; risks related to increased competition in the industries in which Twenty One will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that Twenty One experiences difficulties managing its growth and expanding operations; the risks that growing Twenty One’s learning programs and educational content could be difficult; challenges in implementing Twenty One’s business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; the outcome of any potential legal proceedings that may be instituted against Twenty One or others following the closing of the Business Combination, and other risks and uncertainties described in the filings of CEP and Twenty One with the Securities and Exchange Commission (the “SEC”). The inclusion of any statement in this press release does not constitute an admission by Twenty One or any other person that the events or circumstances described in such statement are material.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement of CEP and final prospectus of Twenty One, each dated as of November 6, 2025 and as further supplemented, and other documents that have been filed by CEP and Twenty One with the SEC and other documents to be filed by Twenty One from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that Twenty One does not presently know or that Twenty One currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Twenty One assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Twenty One does not give any assurance that either it will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by Twenty One or any other person that the events or circumstances described in such statement are material.

Contacts

MEDIA CONTACT
Twenty One
press@xxi.money

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